               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K


                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  January 12, 1999




           CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in Its Charter)



        Colorado                     0-21821               93-0962072
--------------------------------    ----------         ------------------
  State or Other Jurisdiction       Commission            IRS Employer
Of Incorporation or Organization    File Number        Identification No.



       410 17th Street, Suite 400  Denver, Colorado 80202
       --------------------------------------------------
       Address of Principal Executive Offices and Zip Code



Registrant's telephone number, including area code (888) 313-8051
                                                   ---------------

Item 2.   Acquisition or Disposition of Assets.

Effective  December  31,  1998,  Consolidated  Capital  of  North
America, Inc. (the "Company"), through its wholly-owned subsidiary, TPSS Acquisition Corp. ("TPSS Acquisition"), purchased substantially all of the assets of Toledo Pickling and Steel Sales, Inc. ("Toledo Pickling"), a privately held steel processing and service center, headquartered in Toledo, Ohio.

Toledo Pickling is one of the largest flat rolled carbon steel service centers in the Mid-West. It sells and processes carbon flat rolled steel products. Toledo Picklings' services include pickling, slitting, and leveling steel coils of various sizes into steel sheets, slit coils, and pickled and oiled whole coils.

Toledo  Pickling  occupies 10 acres with a  175,000  square  foot
facility,  which  TPSS  has leased on  a  long-term  basis.   The
company employs approximately 85 people.

The total consideration for the purchase of Toledo Pickling was approximately $18,470,000 and consisted primarily of the assumption of certain liabilities of Toledo Pickling including,
(i) the liabilities and obligations of Toledo Pickling under the Restated Loan and Security Agreement by and among Toledo Pickling, National Bank of Canada ("NBC") and Finova Capital Corporation ("Finova") as to which the outstanding principal loan balance due thereunder as of January 12, 1999 was approximately $5,417,725 (the "Revolving Loan Agreement"); (ii) the liabilities and obligations under the Loan and Security Agreement by and between Seller and Finova as to which the outstanding principal loan balance due thereunder, as of January 12, 1999 was approximately $2,686,964 (the "Term Loan Agreement"); and (iii) the liabilities and obligations of Toledo Pickling under certain existing leases and contracts existing as of January 12, 1999 which were assumed by TPSS Acquisition (the "Contracts"). In addition, TPSS Acquisition also assumed future liabilities and obligations under the Contracts. The Revolving Loan Agreement and the Term Loan Agreement were assumed by TPSS Acquisition and guaranteed by the Company on January 12, 1999 and are required to be refinanced or repaid by April 12, 1999.

In connection with the acquisition of Toledo Pickling, Security Income Trust, LP ("SIT") loaned $1,250,000 to the Company which the Company invested in TPSS Acquisition. TPSS Acquisition utilized $1 million of the funds to reduce the amount outstanding under the Revolving Loan Agreement. SIT is a privately held company controlled by Paul Bagley, the Chairman and Chief Executive Officer of the Company. The SIT loan is evidenced by a promissory note of the Company with an 18% annual interest rate payable in arrears together with the principal on July 10, 1999. The Company may, at its option, extend the Maturity Date of the Note for two successive ninety-day periods. In connection with and at the time of each such extension, the Company shall issue to SIT 1,000,000 shares of the Common Stock of the Company. As additional consideration for the loan, the Company issued 1,000,000 shares of Common Stock of the Company to SIT. The shares issued to SIT and issuable upon any extension of the SIT Note are to be covered by a registration statement to be filed with the SEC by March 2, 1999.

Item 7.        Financial Statements and Exhibits:

     (a)  And  (b)  Financial Statements and Pro Forma  Financial
Information will be filed by amendments within sixty (60) days of the date hereof.

     (c) Exhibits
         --------

10.77 Asset Purchase Agreement dated as of December 31, 1998 by and between Toledo Pickling and TPSS Acquisition [Schedules and Exhibits omitted.
10.78 Assignment and Bill of Sale dated as of January 12, 1999 from Toledo Pickling to TPSS Acquisition.
10.79 Assumption Agreement dated as of January 12, 1999 by and between Toledo Pickling and TPSS Acquisition.
10.80 Employment and Noncompetition Agreement dated as of January 12, 1999 between TPSS Acquisition and William Ciralsky.
10.81 Equipment Purchase Agreement dated as of January 12, 1999 by and among TPSS Acquisition and William Ciralsky
          and Nancy Ciralsky.   [Exhibit omitted]
10.82     Unconditional  and Continuing Guaranty of  the  Company
          dated as of January 12, 1999 with respect to the Unconditional and Continuing Guaranty July 6, 1998, issued by William Ciralsky in favor of Toledo Blank, Inc. [Exhibit A omitted]
10.83 Indemnification Agreement dated as of January 12, 1999 by TPSS Acquisition to William Ciralsky.
10.84 Lease dated as of January 12, 1999 by and between Campbell Investors, as lessor, and TPSS Acquisition, as lessee [real property located at 1149 Campbell Road, Toledo, Ohio].
10.85 Consent to Assignment to Equipment Lease Agreement dated as of January 12, 1999 of Equipment Lease Agreement between Toledo Pickling and William Ciralsky and Nancy Ciralsky dated as of June 1, 1998 [Herr-Voss .50 inch maximum level line].
10.86 Consent to Assignment to Equipment Lease Agreement dated as of January 12, 1999 of the Equipment Lease Agreement between Toledo Pickling and William Ciralsky dated as of June 1, 1998 [Herr-Voss .25 inch maximum level line].
10.87 Equipment Lease Agreement dated as of June 1, 1998 between Toledo Pickling and William Ciralsky and Nancy Ciralsky [Herr-Voss .50 inch maximum level line].
10.88 Equipment Lease Agreement dated as of June 1, 1998 between Toledo Pickling and William Ciralsky [Herr-Voss .25 inch maximum level line].
10.89 Assumption and Consent Agreement dated as of January 12, 1999 among Toledo Pickling, TPSS Acquisition and Finova.*
10.90     Secured Promissory Note A.*
10.91     Secured Promissory Note B.*
10.93 Assumption and Consent Agreement dated as of January 12, 1999 among Toledo Pickling, TPSS Acquisition, NBC and Finova.*
10.94     NBC Credit Note.*
10.95     FINOVA Credit Note.*

10.96     Guaranty of the Company dated as of January 12, 1999.*
10.97 Note Purchase Agreement dated January 11, 1999 by and between the Company and Security Income Trust, LP.
10.98 18% Note dated January 11, 1999 issued by the Company to Security Income Trust, L.P. in the principal amount of $1,250,000.

-----------------------------------------------------------------
* To be filed by Amendment


Safe Harbor Statement: The statements contained in this report that are not historical facts may contain forward looking statement that involve a number of know and unknown risks and uncertainties that could cause actual results to differ materially from those discussed or anticipated by management. Potential risks and uncertainties include, among other factors, general business conditions, competitive market conditions, success of the Company's growth and sales strategy, whether the Company will suffer customer attrition, whether the transaction between the Company and TPSS will be successfully integrated, whether the Company will have sufficient resources to realize its growth plans, fluctuations in margins, and other risks and uncertainties currently unknown to management.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.


   By:   /s/ Richard Bailey
         -------------------------------------
         President and Chief Operating Officer


 Date:  January 27, 1999